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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported)
                                JANUARY 25, 2000

                   BEAR STEARNS ASSET BACKED SECURITIES, INC.
                    ASSET-BACKED CERTIFICATES, SERIES 2000-1
             -----------------------------------------------------
             (Exact name of Registrant as specified in its charter)

          DELAWARE                       333-43091                         13-3836437
(State or other jurisdiction     (Commission file number)     (I.R.S. employer identification no.)
     of incorporation)
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           245 PARK AVENUE NEW YORK, NEW YORK                 10167
          -----------------------------------------------------------
          (Address of principal executive offices)         (ZIP Code)

                                 (212) 272-2000
          ------------------------------------------------------------
               Registrant's telephone number, including area code

                                       N/A
          ------------------------------------------------------------
          (Former name or former address, if changed since last report)

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Item 5.  Other Events

         Attached hereto as Exhibit 99.1 are certain materials (the
"Computational Materials") furnished to the Registrant by Bear, Stearns & Co.
Inc. (the "Underwriter") with respect to Bear Stearns Asset Backed Securities,
Inc., Asset-Backed Certificates, Series 2000-1, Class AF and Class AV (the
"Certificates"). The Certificates will be offered pursuant to a Prospectus
Supplement, to be dated on or about January 24, 2000, and a Prospectus to be dated on or about July 23, 1999 (the Prospectus Supplement and the Prospectus are collectively referred to herein as the "Prospectus") to be filed with the Commission pursuant to Rule 424(b)(5) under the Securities Act of 1933, as amended (the "Act"). The Certificates have been registered pursuant to the Act under a Registration Statement on Form S-3 (Commission File No. 333-43091) (the
"Registration Statement"). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Prospectus.

         The Computational Materials were prepared solely by the Underwriter, and the Registrant did not prepare or participate (other than providing to the Underwriter the background information concerning the underlying pool of assets upon which the Computational Materials are based) in the preparation of the Computational Materials.

         Any statements or information contained in these Computational
Materials shall be deemed to be modified or superseded for the purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.

         Also filed hereby is the consent of PricewaterhouseCoopers LLP, independent accountants, attached hereto as Exhibit 23.1.

         Item 7. Financial Statements: Pro Forma Financial Information and Exhibits.

                  (a)      Not applicable.

                  (b)      Not applicable.

                  (c)      Exhibits:

                  23.1     Consent of PricewaterhouseCoopers LLP,
                           independent accountants

                  99.1     Computational Materials of the Underwriter








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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       BEAR STEARNS ASSET BACKED
                                       SECURITIES, INC.




                                       By:    /s/ Timothy J. Small
                                          ______________________________
                                          Name:  Timothy J. Small
                                          Title: Senior Managing Director


          Dated: January 25, 2000










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                                  EXHIBIT INDEX

      Exhibit No.                Description of Exhibit
      -----------                ----------------------
            23.1                 Consent of PricewaterhouseCoopers LLP, independent accountants
            99.1                 Computational Materials of the Underwriter


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